UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

Green Brick Partners, Inc.

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(Exact name of registrant as specified in its charter)

Delaware				001-33530	20-5952523
(State or other jurisdiction of incorporation)				(Commission File Number)	(IRS Employer Identification Number)
2805 Dallas Pkwy	,	Ste 400
Plano	,	TX	75093	(469)	573-6755
(Address of principal executive offices, including Zip Code)				(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GRBK	The New York Stock Exchange
Depositary Shares (each representing a 1/1000th interest in a share of 5.75% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	GRBK PRA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Green Brick Partners, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 7, 2022 (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following items:

Proposal 1—Election of Directors

The election of eight directors to hold office until the Company’s 2023 Annual Meeting of Stockholders and the due election and qualification of their respective successors, or such nominee’s earlier death, removal or resignation received the following vote:

	Number of Votes
	For	Withheld	Broker Non-Votes
Elizabeth K. Blake	34,728,033	2,115,013	5,639,475
Harry Brandler	36,700,828	142,218	5,639,475
James R. Brickman	36,697,836	145,210	5,639,475
David Einhorn	36,624,365	218,681	5,639,475
John R. Farris	31,141,150	5,701,896	5,639,475
Kathleen Olsen	30,670,470	6,172,576	5,639,475
Richard S. Press	31,210,564	5,632,482	5,639,475
Lila Manassa Murphy	36,794,919	48,127	5,639,475

Each of the eight director nominees received a majority of the votes cast at the Annual Meeting and were elected as directors of the Company until the Company’s 2023 Annual Meeting of Stockholders and the due election and qualification of their respective successors, or such nominee’s earlier death, removal or resignation.

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

The ratification of the appointment of RSM US LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending on December 31st, 2022 received the following vote:

Number of Votes
For	Against	Abstain
42,384,339	9,812	17,949

Proposal 2 was approved by the affirmative vote of a majority of the votes cast at the Annual Meeting. Thus, RSM US LLP was ratified to serve as the independent registered public accounting firm of the Company for the fiscal year ending on December 31st, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.
By:	/s/ Richard A. Costello
Richard A. Costello
Chief Financial Officer

Date: June 9, 2022